SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549


                                   FORM 8-K


                                CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934



                       Date of Report February 15, 2000

                  Integrated Spatial Information Systems, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



Colorado                              0-14273                    84-0868815
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(State of                          (Commission                 (IRS Employer
incorporation)                      File Number)             Identification No.)


1597 Cole Boulevard, Suite 300B, Golden, CO                        80401
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 (Address of principal executive offices)                        (Zip Code)



      Registrant's telephone number, including area code (303) 274-8708





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           (Former Name and address, if changed since last report)

Item 5, Other Events.
        --------------

The Company reports that as of February 15, 2000 it has resolved its contractual dispute and litigation with Transition Partners Limited, an organization that formerly provided consulting services to the Company. As a result of the agreement the terms of which are confidential, Transition Partners Limited relinquished future anti-dilution rights with respect to its 5% ownership in the Company.



                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            Integrated Spatial Information Solutions, Inc.
                                            (Registrant)


February 28, 2000           /S/  Fred Beisser
                            ----------------------------------------------
                                           (Signature)
                           Frederick G. Beisser
                           Vice President - Finance & Administration,
                           Secretary, Treasurer and Principal Accounting Officer